Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Regarding Quarterly Report on Form 10-Q
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bank of Commerce Holdings, a California Corporation (the “company”), does certify that:
1.	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the Company.

Dated: August 3, 2006

/s/ Michael C. Mayer	/s/ Linda J. Miles
Michael C. Mayer	Linda J. Miles
President & Chief Executive Officer	Executive VP & Chief Financial Officer

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